SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C., 20549


                           FORM 8-K


                        CURRENT REPORT


           Pursuant to Section 13, or 15(d) of the
                SECURITIES EXCHANGE ACT OF 1934




               Date of Report :  April 5, 1995
                                 -------------




                   AIR METHODS CORPORATION
                   ------------------------
    (Exact name of registrant as specified in its charter)



      Delaware                  0-16079          84-0915893
- - ---------------------------------------------------------------

(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)        File Number)  Identification No.)




    7301 South Peoria, Englewood, CO                  80112
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(Address of principal executive offices)            (Zip Code)





Registrant's telephone number, including area code:
(303) 790-0587
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(Former name or former address, if changed since last report):
N/A
- - ---

Item 8.   Change in Fiscal Year
          ---------------------

     On March 29, 1995, Air Methods Corporation (the "Company") announced a change in its fiscal year end from June 30 to December 31.

          The financial report covering the transition period from July 1, 1994 to December 31, 1994 will be filed on a Form
10-K.








                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    AIR METHODS CORPORATION
                         (Registrant)




Date: April 5, 1995          By: KEVIN ANDREW
      -------------              ------------------------------
                                 Kevin Andrew
                                 Chief Financial Officer